Cincinnati Bell Reports First Quarter 2012 Results

•	Data Center Colocation revenue and Adjusted EBITDA increase 20 percent over first quarter of 2011

•	Wireline Adjusted EBITDA of $89 million is comparable to first quarter of 2011 as Fioptics passes 13,000 additional homes

•	Cincinnati Bell first quarter 2012 revenue of $363 million and Adjusted EBITDA of $139 million are comparable to 2011

CINCINNATI - May 3, 2012 - Cincinnati Bell Inc. (NYSE:CBB) today announced financial results for the first quarter of 2012. For the quarter, revenue was $363 million, up from $361 million in the first quarter of 2011. Operating income was $81 million in the quarter, and net income of $13 million resulted in diluted earnings per share of 5 cents, down from 8 cents in the first quarter of 2011. Adjusted earnings before interest, taxes, depreciation and amortization1 (Adjusted EBITDA) generated in the first quarter of 2012 totaled $139 million, up from $132 million in the fourth quarter of 2011 but down slightly from $142 million in the first quarter of 2011 due largely to $2 million of mark-to-market charges on compensation plans associated with a 33 percent increase in the company's stock price during the quarter.

“We are off to a good start in 2012 with solid performance from both our teams which continue to execute extremely well. We are very encouraged by the revenue and Adjusted EBITDA growth in our data center business and the strong operating results of the communications business,” said Jack Cassidy, president and chief executive officer.

Quarterly Highlights

•
For the quarter, Data Center Colocation revenue increased to $53 million, up 21 percent from a year ago, while Adjusted EBITDA of $29 million reflects a 20 percent increase from the first quarter in 2011. The segment added 43,000 square feet of data center space during the quarter and sold 15,000 square feet. Total data center utilization was 85 percent at the end of the quarter, down slightly from 88 percent in the fourth quarter of 2011.

•
Wireline revenue for the quarter was $182 million, up from $180 million in the fourth quarter of 2011 and down less than 1 percent from $184 million in the first quarter of 2011. Revenue growth from the company's Fioptics product suite and enterprise products mitigated the impact of access line losses. Adjusted EBITDA in the quarter was $89 million, compared to $88 million in the fourth quarter of 2011 and $90 million in the first quarter of 2011. Wireline Adjusted EBITDA margin[2] of 49 percent was comparable to both the fourth and first quarters of 2011.

•	Wireless revenue for the quarter was $64 million and Adjusted EBITDA was $24 million, with an Adjusted EBITDA margin of 37 percent that represents the segment's highest margin since 2004.

Financial and Operations Review
“We invested $53 million in our data center facilities in the first quarter, our highest capital investment ever in this segment,” said Kurt Freyberger, chief financial officer. “We expect to construct an additional 140,000 square feet of space in the remainder of the year which will provide the inventory necessary to continue the growth trajectory of CyrusOne.”

Data Center Colocation Segment
For the quarter, revenue of $53 million represents an increase of $9 million, or 21 percent, compared to the same period a year ago, and the segment's operating income was $13 million, up $1 million compared to the first quarter in 2011. Adjusted EBITDA of $29 million reflects a 20 percent increase over the same period in 2011. During the quarter, the company completed construction on 43,000 square feet of new data center space, increasing capacity to 806,000 square feet. CyrusOne sold 15,000 square feet of space in the first quarter, resulting in quarter-end utilization of 85 percent, down from 88 percent at the end of the fourth quarter of 2011. The segment's Adjusted EBITDA margin in the quarter remained strong at 55 percent, comparable to both the first and fourth quarters in 2011.

Wireline Segment
For the quarter, Wireline revenue was $182 million, down less than 1 percent from $184 million in the first quarter of 2011 and improved from $180 million in the fourth quarter of 2011. Operating income of $57 million represents a 4 percent decrease from the same period in 2011 while Adjusted EBITDA totaled $89 million, slightly lower than $90 million in the first quarter of

2011 and improved from $88 million in the fourth quarter of 2011. The Adjusted EBITDA margin of 49 percent was comparable to both the first and fourth quarters of 2011. The growth of the company's entertainment, data and VoIP product lines, combined with its ongoing cost reduction efforts, continue to be instrumental in mitigating the impact of access line losses on revenue and Adjusted EBITDA.

The company passed 13,000 additional homes and businesses during the quarter with its Fioptics product suite, bringing the total number of units passed to 147,000. Wireline added 3,000 new Fioptics entertainment subscribers and 4,000 new Fioptics high-speed internet subscribers during the first quarter, bringing the totals to 43,000 entertainment and high-speed internet subscribers at the end of the quarter.

Wireless Segment
Wireless revenue was $64 million in the quarter, down from $71 million in the first quarter of 2011, as the segment continues to experience subscriber losses. Operating income in the quarter was $15 million, compared to $16 million in the same period a year ago, despite 11 percent fewer subscribers. The segment's Adjusted EBITDA decreased to $24 million in the quarter from $26 million in the first quarter of 2011, but reflects an improvement from $19 million in the fourth quarter of 2011 due to lower seasonal advertising and subsidy costs.

Total wireless subscribers decreased to 446,000 at the end of the first quarter, from 504,000 at the end of the first quarter in 2011 and 459,000 at the end of the fourth quarter in 2011. The segment continues to grow its smartphone subscriber base and had a total of 126,000 smartphone subscribers at the end of the quarter, up from 111,000 subscribers at the end of the first quarter in 2011. Postpaid smartphone subscribers now represent 35 percent of the total postpaid subscribers, up from 28 percent at the end of the first quarter in 2011.

The higher smartphone penetration continues to have a positive impact on postpaid data average revenue per user (ARPU), which increased by 21 percent over the first quarter of 2011 to $16.18. This increase in postpaid data ARPU more than offset the 3 percent year over year decline in postpaid voice ARPU. As a result, the segment's postpaid ARPU in the first quarter increased to $50.82, from $48.90 in the first quarter of 2011. Postpaid churn for the quarter was 2.2 percent compared to 2.1 percent in the first quarter of 2011, while prepaid churn was 6.4 percent compared to 5.5 percent in the same period a year ago.

Prepaid smartphone subscribers increased to 22,000 at the end of the quarter, up from 14,000 at the end of the first quarter in 2011, while prepaid ARPU in the quarter was $28.53, down from $29.52 in the first quarter of 2011.

IT Services and Hardware Segment
For the quarter, revenue increased to $73 million from $70 million in the first quarter of 2011, while Adjusted EBITDA was $4 million, down from $5 million in the first quarter of 2011. Adjusted EBITDA margin in the quarter was 6 percent, down from 8 percent in the first quarter of 2011.

2012 Outlook
Cincinnati Bell reaffirms its financial guidance for 2012:

Category	2012 Guidance
Revenue	$1.5 billion
Adjusted EBITDA	Approx. $530 million*

*Plus or minus 2 percent

Conference Call/Webcast
Cincinnati Bell will host a conference call today at 5:00 p.m. (ET) to discuss its results for the first quarter of 2012. A live webcast of the call will be available via the Investor Relations section of www.cincinnatibell.com. The conference call dial-in number is (866) 780-1078. Callers located outside of the U.S. and Canada may dial (816) 581-1570. A taped replay of the conference call will be available one hour after the conclusion of the call until 5:00 p.m. on Thursday May 17, 2012. For U.S. callers, the replay will be available at (888) 203-1112. For callers outside of the U.S. and Canada, the replay will be available at (719) 457-0820. The replay reference number is 4901049. An archived version of the webcast will also be available in the Investor Relations section of www.cincinnatibell.com.

Safe Harbor Note
This release and the documents incorporated by reference herein contain forward-looking statements regarding future events and our future results that are subject to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, are statements that could be deemed forward-looking statements. These statements are based on current expectations, estimates, forecasts, and projections about the industries in which we operate and the beliefs and assumptions of our management. Words such as “expects,” “anticipates,” “predicts,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “continues,” “endeavors,” “strives,” “may,” variations of such words and similar expressions are intended to identify such forward-looking statements. In addition, any statements that refer to projections of our future financial performance, our anticipated growth and trends in our businesses, and other characterizations of future events or circumstances are forward-looking statements. Readers are cautioned these forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties, which could cause our actual results to differ materially and adversely from those reflected in the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in this release and those discussed in other documents we file with the Securities and Exchange Commission (SEC). More information on potential risks and uncertainties is available in our recent filings with the SEC, including Cincinnati Bell's Form 10-K report, Form 10-Q reports and Form 8-K reports. Actual results may differ materially and adversely from those expressed in any forward-looking statements. We undertake no obligation to revise or update any forward-looking statements for any reason.

Use of Non-GAAP Financial Measures
This press release contains information about adjusted earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA), Adjusted EBITDA margin, free cash flow, net income excluding special items, and net debt. These are non-GAAP financial measures used by Cincinnati Bell management when evaluating results of operations and cash flow. Management believes these measures also provide users of the financial statements with additional and useful comparisons of current results of operations and cash flows with past and future periods. Non-GAAP financial measures should not be construed as being more important than comparable GAAP measures. Detailed reconciliations of these non-GAAP financial measures to comparable GAAP financial measures have been included in the tables distributed with this release and are available in the Investor Relations section of www.cincinnatibell.com.

1Adjusted EBITDA provides a useful measure of operational performance. The Company defines Adjusted EBITDA as GAAP operating income plus depreciation, amortization, restructuring charges, asset impairments, components of pension and other retirement plan costs related to interest costs, asset returns, and amortization of actuarial gains and losses, and other special items.

2Adjusted EBITDA margin provides a useful measure of operational performance. The Company defines Adjusted EBITDA margin as Adjusted EBITDA divided by revenue. Adjusted EBITDA margin should not be considered as an alternative to comparable GAAP measures of profitability and may not be comparable with the measure as defined by other companies.

Free cash flow provides a useful measure of operational performance, liquidity and financial health. The Company defines free cash flow as cash provided by (used in) operating, financing and investing activities, adjusted for the issuance and repayment of debt, debt issuance costs, the repurchase of common stock, and the proceeds from the sale or the use of funds from the purchase of business operations, including transaction costs. Free cash flow should not be considered as an alternative to net income (loss), operating income (loss), cash flow from operating activities, or the change in cash on the balance sheet and may not be comparable with free cash flow as defined by other companies. Although the Company feels that there is no comparable GAAP measure for free cash flow, the attached financial information reconciles free cash flow to the net increase (decrease) in cash and cash equivalents.

Net income excluding special items in total and per share provides a useful measure of operating performance. Net income excluding special items should not be considered as an alternative to comparable GAAP measures of profitability and may not be comparable with net income excluding special items as defined by other companies.

Net debt provides a useful measure of liquidity and financial health. The Company defines net debt as the sum of the face amount of short-term and long-term debt and unamortized premium and/or discount, offset by cash and cash equivalents.

About Cincinnati Bell Inc.
With headquarters in Cincinnati, Ohio, Cincinnati Bell (NYSE: CBB) provides integrated communications solutions-including local, long distance, data, Internet, entertainment and wireless services - that keep residential and business customers in Greater Cincinnati and Dayton connected with each other and with the world. In addition, Cincinnati Bell provides best-in-class data center colocation services to its enterprise customers through its facilities with fully redundant power and cooling solutions that are currently located in the Midwest, Texas, London and Singapore. Complementing the colocation products, Cincinnati Bell also offers complex information technology solutions like managed services and technology staffing. For more information, visit www.cincinnatibell.com.

Cincinnati Bell Inc.
Consolidated Statements of Operations
(Unaudited)
(Dollars in millions, except per share amounts)

	Three Months Ended
	March 31,		Change
	2012	2011	$	%

Revenue	$362.8	$360.8	$2.0	1%

Costs and expenses
Cost of services and products	165.8	159.2	6.6	4%
Selling, general and administrative	64.0	64.6	(0.6)	(1)%
Depreciation and amortization	51.1	48.4	2.7	6%
Restructuring charges	0.9	—	0.9	n/m
Acquisition costs	—	1.1	(1.1)	n/m
Asset impairments	—	1.1	(1.1)	n/m

Operating income	81.0	86.4	(5.4)	(6)%

Interest expense	54.4	54.5	(0.1)	0%
Other expense, net	1.5	—	1.5	n/m

Income before income taxes	25.1	31.9	(6.8)	(21)%
Income tax expense	12.5	14.0	(1.5)	(11)%

Net income	12.6	17.9	(5.3)	(30)%

Preferred stock dividends	2.6	2.6	—	0%

Net income applicable to common shareowners	$10.0	$15.3	$(5.3)	(35)%

Basic and diluted earnings per common share	$0.05	$0.08

Weighted average common shares outstanding
(in millions)
- Basic	195.3	197.8
- Diluted	201.6	199.8

Cincinnati Bell Inc.
Consolidated Statements of Operations
(Unaudited)
(Dollars in millions, except per share amounts)

	Three Months Ended
	March 31,	December 31,	Change
	2012	2011	$	%

Revenue	$362.8	$365.3	$(2.5)	(1)%

Costs and expenses
Cost of services and products	165.8	174.5	(8.7)	(5)%
Selling, general and administrative	64.0	65.4	(1.4)	(2)%
Depreciation and amortization	51.1	53.2	(2.1)	(4)%
Restructuring charges	0.9	12.2	(11.3)	(93)%
Impairment of goodwill and other assets	—	50.8	(50.8)	n/m

Operating income	81.0	9.2	71.8	n/m

Interest expense	54.4	53.8	0.6	1%
Other expense, net	1.5	0.9	0.6	67%

Income (loss) before income taxes	25.1	(45.5)	70.6	n/m
Income tax expense (benefit)	12.5	(15.1)	27.6	n/m

Net income (loss)	12.6	(30.4)	43.0	n/m

Preferred stock dividends	2.6	2.6	—	0%

Net income (loss) applicable to common shareowners	$10.0	$(33.0)	$43.0	n/m

Basic and diluted earnings (loss) per common share	$0.05	$(0.17)

Weighted average common shares outstanding
(in millions)
- Basic	195.3	194.9
- Diluted	201.6	194.9

Cincinnati Bell Inc.
Income Statements by Segment
(Unaudited)
(Dollars in millions)

	Three Months Ended
	March 31,		Change
	2012	2011	$	%
Wireline
Revenue
Voice - local service	$66.0	$73.2	$(7.2)	(10)%
Data	76.0	71.1	4.9	7%
Long distance and VoIP	28.9	27.8	1.1	4%
Entertainment	7.7	5.8	1.9	33%
Other	3.8	6.0	(2.2)	(37)%

Total revenue	182.4	183.9	(1.5)	(1)%

Operating costs and expenses
Cost of services and products	68.8	65.9	2.9	4%
Selling, general and administrative	30.5	33.0	(2.5)	(8)%
Depreciation and amortization	25.9	25.4	0.5	2%

Total operating costs and expenses	125.2	124.3	0.9	1%

Operating income	$57.2	$59.6	$(2.4)	(4)%

Wireless
Revenue
Service	$59.1	$65.1	$(6.0)	(9)%
Equipment	4.6	6.3	(1.7)	(27)%

Total revenue	63.7	71.4	(7.7)	(11)%

Operating costs and expenses
Cost of services and products	29.5	32.0	(2.5)	(8)%
Selling, general and administrative	10.7	13.3	(2.6)	(20)%
Depreciation and amortization	7.9	8.7	(0.8)	(9)%
Other*	0.5	1.1	(0.6)	(55)%

Total operating costs and expenses	48.6	55.1	(6.5)	(12)%

Operating income	$15.1	$16.3	$(1.2)	(7)%

Data Center Colocation
Revenue	$52.6	$43.4	$9.2	21%

Operating costs and expenses
Cost of services	17.3	13.7	3.6	26%
Selling, general and administrative	6.5	5.7	0.8	14%
Depreciation and amortization	15.6	12.0	3.6	30%

Total operating costs and expenses	39.4	31.4	8.0	25%

Operating income	$13.2	$12.0	$1.2	10%

IT Services and Hardware
Revenue
Telecom and IT equipment distribution	$45.7	$48.5	$(2.8)	(6)%
Managed and professional services	27.5	21.8	5.7	26%

Total revenue	73.2	70.3	2.9	4%

Operating costs and expenses
Cost of services and products	58.7	55.0	3.7	7%
Selling, general and administrative	10.3	9.9	0.4	4%
Depreciation and amortization	1.6	2.2	(0.6)	(27)%

Total operating costs and expenses	70.6	67.1	3.5	5%

Operating income	$2.6	$3.2	$(0.6)	(19)%

	*Other includes restructuring charges and asset impairments.

Cincinnati Bell Inc.
Income Statements by Segment
(Unaudited)
(Dollars in millions)

	Three Months Ended
	March 31,	December 31,	Change
	2012	2011	$	%
Wireline
Revenue
Voice - local service	$66.0	$66.2	$(0.2)	0%
Data	76.0	74.2	1.8	2%
Long distance and VoIP	28.9	28.0	0.9	3%
Entertainment	7.7	7.2	0.5	7%
Other	3.8	4.7	(0.9)	(19)%

Total revenue	182.4	180.3	2.1	1%

Operating costs and expenses
Cost of services and products	68.8	67.8	1.0	1%
Selling, general and administrative	30.5	29.7	0.8	3%
Depreciation and amortization	25.9	26.3	(0.4)	(2)%
Other*	—	8.2	(8.2)	n/m

Total operating costs and expenses	125.2	132.0	(6.8)	(5)%

Operating income	$57.2	$48.3	$8.9	18%

Wireless
Revenue
Service	$59.1	$60.4	$(1.3)	(2)%
Equipment	4.6	8.0	(3.4)	(43)%

Total revenue	63.7	68.4	(4.7)	(7)%

Operating costs and expenses
Cost of services and products	29.5	36.1	(6.6)	(18)%
Selling, general and administrative	10.7	13.4	(2.7)	(20)%
Depreciation and amortization	7.9	8.4	(0.5)	(6)%
Other*	0.5	50.3	(49.8)	(99)%

Total operating costs and expenses	48.6	108.2	(59.6)	(55)%

Operating income (loss)	$15.1	$(39.8)	$54.9	n/m

Data Center Colocation
Revenue	$52.6	$49.1	$3.5	7%

Operating costs and expenses
Cost of services	17.3	15.8	1.5	9%
Selling, general and administrative	6.5	6.4	0.1	2%
Depreciation and amortization	15.6	16.6	(1.0)	(6)%

Total operating costs and expenses	39.4	38.8	0.6	2%

Operating income	$13.2	$10.3	$2.9	28%

IT Services and Hardware
Revenue
Telecom and IT equipment distribution	$45.7	$49.9	$(4.2)	(8)%
Managed and professional services	27.5	25.7	1.8	7%

Total revenue	73.2	75.6	(2.4)	(3)%

Operating costs and expenses
Cost of services and products	58.7	62.4	(3.7)	(6)%
Selling, general and administrative	10.3	8.4	1.9	23%
Depreciation and amortization	1.6	1.8	(0.2)	(11)%
Other*	—	1.9	(1.9)	n/m

Total operating costs and expenses	70.6	74.5	(3.9)	(5)%

Operating income	$2.6	$1.1	$1.5	136%

	*Other includes restructuring charges and impairment of goodwill and other assets.

Cincinnati Bell Inc.
Segment Information
(Unaudited)
(Dollars in millions)

	Three Months Ended
	March 31,		Change
	2012	2011	$	%
Revenue
Wireline	$182.4	$183.9	$(1.5)	(1)%
Wireless	63.7	71.4	(7.7)	(11)%
Data Center Colocation	52.6	43.4	9.2	21%
IT Services and Hardware	73.2	70.3	2.9	4%
Eliminations	(9.1)	(8.2)	(0.9)	(11)%

Total revenue	$362.8	$360.8	$2.0	1%

Cost of Services and Products
Wireline	$68.8	$65.9	$2.9	4%
Wireless	29.5	32.0	(2.5)	(8)%
Data Center Colocation	17.3	13.7	3.6	26%
IT Services and Hardware	58.7	55.0	3.7	7%
Eliminations	(8.5)	(7.4)	(1.1)	(15)%

Total cost of services and products	$165.8	$159.2	$6.6	4%

Selling, General and Administrative
Wireline	$30.5	$33.0	$(2.5)	(8)%
Wireless	10.7	13.3	(2.6)	(20)%
Data Center Colocation	6.5	5.7	0.8	14%
IT Services and Hardware	10.3	9.9	0.4	4%
Corporate and eliminations	6.0	2.7	3.3	122%

Total selling, general and administrative	$64.0	$64.6	$(0.6)	(1)%

Depreciation and Amortization
Wireline	$25.9	$25.4	$0.5	2%
Wireless	7.9	8.7	(0.8)	(9)%
Data Center Colocation	15.6	12.0	3.6	30%
IT Services and Hardware	1.6	2.2	(0.6)	(27)%
Corporate	0.1	0.1	—	0%

Total depreciation and amortization	$51.1	$48.4	$2.7	6%

Other*
Wireline	$—	$—	$—	n/m
Wireless	0.5	1.1	(0.6)	(55)%
Data Center Colocation	—	—	—	n/m
IT Services and Hardware	—	—	—	n/m
Corporate	0.4	1.1	(0.7)	(64)%

Total other	$0.9	$2.2	$(1.3)	(59)%

Operating Income
Wireline	$57.2	$59.6	$(2.4)	(4)%
Wireless	15.1	16.3	(1.2)	(7)%
Data Center Colocation	13.2	12.0	1.2	10%
IT Services and Hardware	2.6	3.2	(0.6)	(19)%
Corporate	(7.1)	(4.7)	(2.4)	(51)%

Total operating income	$81.0	$86.4	$(5.4)	(6)%

	*Other includes restructuring charges, acquisition costs, and asset impairments.

Cincinnati Bell Inc.
Segment Information
(Unaudited)
(Dollars in millions)

	Three Months Ended
	March 31,	December 31,	Change
	2012	2011	$	%
Revenue
Wireline	$182.4	$180.3	$2.1	1%
Wireless	63.7	68.4	(4.7)	(7)%
Data Center Colocation	52.6	49.1	3.5	7%
IT Services and Hardware	73.2	75.6	(2.4)	(3)%
Eliminations	(9.1)	(8.1)	(1.0)	(12)%

Total revenue	$362.8	$365.3	$(2.5)	(1)%

Cost of Services and Products
Wireline	$68.8	$67.8	$1.0	1%
Wireless	29.5	36.1	(6.6)	(18)%
Data Center Colocation	17.3	15.8	1.5	9%
IT Services and Hardware	58.7	62.4	(3.7)	(6)%
Eliminations	(8.5)	(7.6)	(0.9)	(12)%

Total cost of services and products	$165.8	$174.5	$(8.7)	(5)%

Selling, General and Administrative
Wireline	$30.5	$29.7	$0.8	3%
Wireless	10.7	13.4	(2.7)	(20)%
Data Center Colocation	6.5	6.4	0.1	2%
IT Services and Hardware	10.3	8.4	1.9	23%
Corporate and eliminations	6.0	7.5	(1.5)	(20)%

Total selling, general and administrative	$64.0	$65.4	$(1.4)	(2)%

Depreciation and Amortization
Wireline	$25.9	$26.3	$(0.4)	(2)%
Wireless	7.9	8.4	(0.5)	(6)%
Data Center Colocation	15.6	16.6	(1.0)	(6)%
IT Services and Hardware	1.6	1.8	(0.2)	(11)%
Corporate	0.1	0.1	—	0%

Total depreciation and amortization	$51.1	$53.2	$(2.1)	(4)%

Other*
Wireline	$—	$8.2	$(8.2)	n/m
Wireless	0.5	50.3	(49.8)	(99)%
Data Center Colocation	—	—	—	n/m
IT Services and Hardware	—	1.9	(1.9)	n/m
Corporate	0.4	2.6	(2.2)	(85)%

Total other	$0.9	$63.0	$(62.1)	(99)%

Operating Income (Loss)
Wireline	$57.2	$48.3	$8.9	18%
Wireless	15.1	(39.8)	54.9	n/m
Data Center Colocation	13.2	10.3	2.9	28%
IT Services and Hardware	2.6	1.1	1.5	136%
Corporate	(7.1)	(10.7)	3.6	34%

Total operating income	$81.0	$9.2	$71.8	n/m

	*Other includes restructuring charges and impairment of goodwill and other assets.

Cincinnati Bell Inc.
Segment Metric Information
(Unaudited)
(In thousands)

	March 31,	December 31,	March 31,
	2012	2011	2011

Local access lines	608.6	621.3	663.6

Long distance lines	439.2	447.4	477.1

High-speed internet subscribers
DSL subscribers	214.4	218.0	228.2
Fioptics subscribers	42.8	39.3	30.3

	257.2	257.3	258.5

Fioptics entertainment subscribers	42.7	39.6	30.6

Wireless
Postpaid wireless subscribers	297.7	311.0	341.9
Prepaid wireless subscribers	148.7	148.0	162.0
	446.4	459.0	503.9

Data Center Colocation
Data center capacity (in square feet)	806,000	763,000	659,000
Utilization rate*	85%	88%	90%

*
Data center utilization is calculated by dividing data center square footage that is committed contractually to customers, if built, by total data center square footage. Some data center square footage that is committed contractually may not yet be billed to the customer.

Cincinnati Bell Inc.
Local Access Line Detail
(Unaudited)
(In thousands)

	2010				2011				2012
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q
Local Access Lines

In-Territory:
Primary Residential	354.1	345.5	336.8	328.9	321.8	313.8	304.8	296.7	288.9
Secondary Residential	21.8	20.8	19.3	19.1	18.3	16.3	15.6	14.9	14.2
Business/ Other	261.9	258.7	256.2	252.5	250.7	248.7	244.4	240.8	238.5
Total In-Territory	637.8	625.0	612.3	600.5	590.8	578.8	564.8	552.4	541.6

Out-of-Territory:
Primary Residential	32.9	32.5	32.1	31.2	30.4	29.3	27.8	26.7	25.2
Secondary Residential	1.1	1.1	1.0	1.0	0.9	0.9	0.9	0.8	0.8
Business/ Other	39.9	40.4	41.5	41.4	41.5	41.6	41.8	41.4	41.0
Total Out-of-Territory	73.9	74.0	74.6	73.6	72.8	71.8	70.5	68.9	67.0

Total Access Lines	711.7	699.0	686.9	674.1	663.6	650.6	635.3	621.3	608.6

Cincinnati Bell Inc.
Net Debt and Common Shares Outstanding
(Unaudited)
(Dollars and shares in millions)

	March 31,	December 31,
	2012	2011

7% Senior Notes due 2015	$250.2	$250.4
8 1/4% Senior Notes due 2017	500.0	500.0
8 3/4% Senior Subordinated Notes due 2018	625.0	625.0
8 3/8% Senior Notes due 2020	775.0	775.0
7 1/4% Senior Notes due 2023	40.0	40.0
Various Cincinnati Bell Telephone notes	207.5	207.5
Capital leases and other debt	141.8	144.4
Net unamortized discount	(8.3)	(8.7)

Total debt	2,531.2	2,533.6

Less: Interest rate swap adjustment	(2.7)	(2.9)
Less: Cash and cash equivalents	(6.9)	(73.7)

Net debt (as defined by the company)	$2,521.6	$2,457.0

Credit facility availability	$210.0	$210.0

Common shares outstanding	197.2	195.7

Cincinnati Bell Inc.
Reconciliation of Net Income (Loss) (GAAP) to Adjusted EBITDA (Non-GAAP)
(Unaudited)
(Dollars in millions)

	Three Months Ended March 31, 2012
	Wireline	Wireless	Data Center Colocation	IT Services & Hardware	Corporate	Total Company

Net Income (GAAP)						$12.6
Add:
Income tax expense						12.5
Interest expense						54.4
Other expense, net						1.5

Operating Income (GAAP)	$57.2	$15.1	$13.2	$2.6	$(7.1)	$81.0
Add:
Depreciation and amortization	25.9	7.9	15.6	1.6	0.1	51.1
Restructuring charges	—	0.5	—	—	0.4	0.9
Pension and other retirement plan expenses	5.4	—	—	—	0.4	5.8

Adjusted EBITDA (Non-GAAP)	$88.5	$23.5	$28.8	$4.2	$(6.2)	$138.8

Adjusted EBITDA Margin	49%	37%	55%	6%	—	38%

	Three Months Ended December 31, 2011
	Wireline	Wireless	Data Center Colocation	IT Services & Hardware	Corporate	Total Company

Net Loss (GAAP)						$(30.4)
Add:
Income tax benefit						(15.1)
Interest expense						53.8
Other expense, net						0.9

Operating Income (Loss) (GAAP)	$48.3	$(39.8)	$10.3	$1.1	$(10.7)	$9.2
Add:
Depreciation and amortization	26.3	8.4	16.6	1.8	0.1	53.2
Restructuring charges	7.7	—	—	1.9	2.6	12.2
Impairment of goodwill and other assets	0.5	50.3	—	—	—	50.8
Legal claim costs	—	—	0.4	—	0.8	1.2
Pension and other retirement plan expenses	4.9	—	—	—	0.4	5.3

Adjusted EBITDA (Non-GAAP)	$87.7	$18.9	$27.3	$4.8	$(6.8)	$131.9

Adjusted EBITDA Margin	49%	28%	56%	6%	—	36%

Sequential dollar change in Adjusted EBITDA	$0.8	$4.6	$1.5	$(0.6)	$0.6	$6.9

Sequential percentage change in Adjusted EBITDA	1%	24%	5%	(13)%	9%	5%

	Three Months Ended March 31, 2011
	Wireline	Wireless	Data Center Colocation	IT Services & Hardware	Corporate	Total Company

Net Income (GAAP)						$17.9
Add:
Income tax expense						14.0
Interest expense						54.5

Operating Income (GAAP)	$59.6	$16.3	$12.0	$3.2	$(4.7)	$86.4
Add:
Depreciation and amortization	25.4	8.7	12.0	2.2	0.1	48.4
Acquisition costs	—	—	—	—	1.1	1.1
Asset impairments	—	1.1	—	—	—	1.1
Pension and other retirement plan expenses	5.0	—	—	—	0.4	5.4

Adjusted EBITDA (Non-GAAP)	$90.0	$26.1	$24.0	$5.4	$(3.1)	$142.4

Adjusted EBITDA Margin	49%	37%	55%	8%	—	39%

Year-over-year dollar change in Adjusted EBITDA	$(1.5)	$(2.6)	$4.8	$(1.2)	$(3.1)	$(3.6)

Year-over-year percentage change in Adjusted EBITDA	(2)%	(10)%	20%	(22)%	(100)%	(3)%

Cincinnati Bell Inc.
Consolidated Statements of Cash Flows
(Unaudited)
(Dollars in millions)

	Three Months Ended
	March 31,
	2012	2011

Cash provided by operating activities	$23.6	$65.0

Capital expenditures	(84.6)	(52.4)
Other, net	—	0.1

Cash used in investing activities	(84.6)	(52.3)

Repayment of debt	(4.0)	(3.0)
Dividends paid on preferred stock	(2.6)	(2.6)
Common stock repurchase	(0.3)	—
Other, net	1.1	(0.4)

Cash used in financing activities	(5.8)	(6.0)

Net increase (decrease) in cash and cash equivalents	(66.8)	6.7
Cash and cash equivalents at beginning of period	73.7	77.3

Cash and cash equivalents at end of period	$6.9	$84.0

Reconciliation of GAAP Cash Flow to
Free Cash Flow (as defined by the company)
Net increase (decrease) in cash and cash equivalents	$(66.8)	$6.7
Less adjustments:
Repayment of debt	4.0	3.0
Acquisition costs	—	1.1
Common stock repurchase	0.3	—

Free cash flow (as defined by the company)	$(62.5)	$10.8

Income tax refunds	$0.8	$1.3

Cincinnati Bell Inc.
Free Cash Flow (as defined by the company)
(Unaudited)
(Dollars in millions)

Free Cash Flow for the three months ended March 31, 2011	$10.8

Decrease in Adjusted EBITDA	(3.6)
Increase in capital expenditures	(32.2)
Decrease in pension and postretirement payments and contributions	2.9
Change in working capital and other	(40.4)

Free Cash Flow for the three months ended March 31, 2012	$(62.5)

Cincinnati Bell Inc.
Capital Expenditures
(Unaudited)
(Dollars in millions)

	Three Months Ended
	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011

Wireline	$23.3	$37.4	$27.1	$22.6	$25.5
Wireless	6.3	7.0	4.9	0.9	4.8
Data Center Colocation	52.8	41.3	41.0	14.6	21.6
IT Services and Hardware	2.2	2.8	1.5	2.0	0.5
Total capital expenditures	$84.6	$88.5	$74.5	$40.1	$52.4

Cincinnati Bell Inc.
Normalized Statements of Operations (Non-GAAP) - Reconciliation to Reported Results
(Unaudited)
(Dollars in millions, except per share amounts)

					Three
		Three			Months Ended
		Months Ended			March 31, 2012
		March 31, 2012			Before Special Items
		(GAAP)	Special Items		(Non-GAAP)

	Revenue	$362.8	$—		$362.8

	Costs and expenses
	Cost of services and products	165.8	—		165.8
	Selling, general and administrative	64.0	—		64.0
	Depreciation and amortization	51.1	—		51.1
	Restructuring charges	0.9	(0.9)	[A]	—
	Operating income	81.0	0.9		81.9

	Interest expense	54.4	—		54.4
	Other expense, net	1.5	(1.4)	[B]	0.1

	Income before income taxes	25.1	2.3		27.4
	Income tax expense	12.5	0.9		13.4

	Net income	12.6	1.4		14.0

	Preferred stock dividends	2.6	—		2.6

	Net income applicable to common shareowners	$10.0	$1.4		$11.4

	Weighted average diluted common shares	201.6	201.6		201.6

	Diluted earnings per common share	$0.05	$0.01		$0.06

	Normalized results have been adjusted for the following (pretax adjustments are tax effected at 40%):

A	Restructuring charges consist of severance and lease abandonments.

B	Loss on termination of financing obligation.

Cincinnati Bell Inc.
Normalized Statements of Operations (Non-GAAP) - Reconciliation to Reported Results
(Unaudited)
(Dollars in millions, except per share amounts)

					Three
		Three			Months Ended
		Months Ended			March 31, 2011
		March 31, 2011			Before Special Items
		(GAAP)	Special Items		(Non-GAAP)

	Revenue	$360.8	$—		$360.8

	Costs and expenses
	Cost of services and products	159.2	—		159.2
	Selling, general and administrative	64.6	—		64.6
	Depreciation and amortization	48.4	—		48.4
	Acquisition costs	1.1	(1.1)	[A]	—
	Asset impairments	1.1	(1.1)	[B]	—
	Operating income	86.4	2.2		88.6

	Interest expense	54.5	—		54.5

	Income before income taxes	31.9	2.2		34.1
	Income tax expense	14.0	0.9		14.9

	Net income	17.9	1.3		19.2

	Preferred stock dividends	2.6	—		2.6

	Net income applicable to common shareowners	$15.3	$1.3		$16.6

	Weighted average diluted common shares	199.8	199.8		199.8

	Diluted earnings per common share*	$0.08	$0.01		$0.08

	Normalized results have been adjusted for the following (pretax adjustments are tax effected at 40%):

A	Acquisition costs consist of legal and professional fees incurred in due diligence.

B	Impairment recorded to reduce carrying value of property to reflect its estimated fair value.

*
Diluted earnings per common share have been calculated independently for the results above. Therefore, the sum of the per share amounts will not necessarily equal the per share results for the Before Special Items (Non-GAAP) results.

Cincinnati Bell Inc.
Reconciliation of Operating Income (GAAP) Guidance to Adjusted EBITDA (Non-GAAP) Guidance
(Unaudited)
(Dollars in millions)

2012 Operating Income (GAAP) Guidance	$300

Add:

Depreciation and amortization	206
Other	1
Pension and other retirement plan expenses	23

2012 Adjusted EBITDA (Non-GAAP) Guidance	$530	*

* Plus or minus 2 percent.

CONTACT:

Cincinnati Bell Inc.
Investor / Media contact:
John Caulfield, 513-397-0487
John.Caulfield@cinbell.com